UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2017

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Definitive Material Agreement.

Entravision Communications Corporation (the “Company”) entered into the First Amendment dated as of August 1, 2017 (the “Amendment”) to the Credit Agreement dated as of May 31, 2013 (the “2013 Credit Agreement” and, collectively with the Amendment, the “Amended Credit Agreement”) by and among the Company, certain other persons party thereto that are designated as a “Credit Party” (as defined in the 2013 Credit Agreement), the several financial institutions from time to time party to the 2013 Credit Agreement (collectively, the “Lenders” and individually each a “Lender”), Antares Capital LP (as assignee of General Electric Capital Corporation, “Antares”), as Agent for the Lenders, and the other parties thereto.

Pursuant to the Amendment, among other things, the Company is allowed to make certain restricted payments in an amount not to exceed $40,000,000, plus, for each anniversary of the effective date of the Amendment, an additional $20,000,000.

The Amendment also makes certain technical and conforming changes to the terms of the 2013 Credit Agreement. All other provisions of the 2013 Credit Agreement remain in full force and effect unless expressly amended or modified pursuant to the Amendment.

Item 2.02   Results of Operations and Financial Condition.

On August 2, 2017, the Company issued a press release announcing its results of operations for the three-month period ended June 30, 2017.  A copy of that press release is furnished herewith as Exhibit 99.1.

The information provided pursuant to Item 2.02 in this Current Report on Form 8-K, including the exhibit thereto, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1

First Amendment, dated as of August 1, 2017, to the Credit Agreement dated as of May 31, 2013 by and among Entravision Communications Corporation, the other persons designated as Credit Parties, the other financial institutions party thereto as Lenders, Antares Holdings LP, as Agent for the Lenders, and the other parties thereto.

99.1	Press release issued by Entravision Communications Corporation on August 2, 2017 announcing its results of operations for the three-month period ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION
Date: August 2, 2017	By:	/s/ Christopher T. Young
Christopher T. Young
Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1*

First Amendment, dated as of August 1, 2017, to the Credit Agreement dated as of May 31, 2013 by and among Entravision Communications Corporation, the other persons designated as Credit Parties, the other financial institutions party thereto as Lenders, Antares Holdings LP, as Agent for the Lenders, and the other parties thereto.

99.1	Press release issued by Entravision Communications Corporation on August 2, 2017 announcing its results of operations for the three-month period ended June 30, 2017.